UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________
FORM 8-K
 ________________________
Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2020
________________________
LKQ CORPORATION
(Exact name of registrant as specified in its charter)
_______________________

Delaware		000-50404	36-4215970
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(IRS Employer Identification No.)

500 West Madison Street,	Suite 2800
Chicago,	Illinois		60661
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (312) 621-1950
N/A
(Former name or former address, if changed since last report)

 ________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LKQ	NASDAQ Global Select Market
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.
LKQ Corporation ("LKQ" or the "Company") is filing this Current Report on Form 8-K to provide a business update related to the pandemic associated with COVID-19.
Operations

•
We are following all governmental instructions and safety guidelines with respect to the operations of our facilities, with an emphasis on ensuring the health and well-being of our employees, customers and the communities in which we operate as our number one priority.

•
Automotive repair and related parts distribution are exempted from the government shutdowns as essential businesses in most of the jurisdictions in which we operate.  Therefore, the vast majority of our wholesale customers in both North America and Europe are open for business, and we continue to sell and distribute our products across each of our segments.

•
As restrictions on the movement of people are implemented across North America and Europe, demand for automotive repair and related parts has begun to soften in recent days, although at different rates depending on the relevant market. While March monthly results will be impacted by this trend, we expect the greater impact to occur in the second quarter as the number of miles driven declines and the demand for parts by the garages and repair shops decreases, if the situation continues as-is with no improvement.

•
We are taking steps to protect our business while maintaining our ability to serve our customers. We have implemented a number of actions, and will continue to take actions as appropriate, to reduce our cost structure during this market disruption. Cost actions may include, but are not limited to, elimination of temporary labor, reduced hours, headcount reductions through layoffs and furloughs, route consolidation, and temporary facility closures.

•
We are actively monitoring governmental actions to cover employee costs during the crisis and other programs available to businesses, and we will work with the relevant authorities to obtain available assistance where we deem appropriate.

Liquidity

•
LKQ maintains a solid financial position, with record operating cash flow of over $1 billion in 2019. We ended the year with a strong balance sheet, with over $2.4 billion of total liquidity (representing cash and cash equivalents and availability under our credit facilities). This liquidity allowed us to redeem our $600 million US Senior Notes (4.75%) due 2023, in January 2020. With this redemption, we have no significant maturities due until 2024.

•	The free cash flow generated by our business through the two months ended February 29, 2020 combined with a portion of the cash on hand at year-end has been used to further reduce debt.

•
We believe that we have sufficient liquidity to manage through the market disruption. In addition, we believe we have the ability to maintain compliance with the covenants in our credit facilities throughout 2020, even in a lower demand environment. We note the following:

◦	Available total liquidity of roughly $1.9 billion as of February 29, 2020.

◦	Cushion on our financial covenants under the credit facility:

▪	Net leverage of 2.6x as of December 31, 2019, below our maximum ratio of 4.25x, which declines to 4.00x at the end of the second quarter of 2020.

▪	Interest coverage ratio of 10.4x as of December 31, 2019, well above the required minimum of 3.0x.

▪	No ongoing maintenance covenants related to our outstanding European bonds.

◦	Taking steps to draw down our inventories and manage replenishment volumes to adjust to the new level of market demand.

◦
A low level of capital expenditures related to maintenance items, which provides the flexibility to decrease spending as needed to further preserve funds. Growth related capital spending has been deferred, though we intend to continue with the development of the central distribution center in the Netherlands as this represents a key strategic project with a strong projected investment return over the long term.

•	To the extent available, we are delaying tax payments as allowed by governmental authorities.

•
Regarding our share repurchase program, the Company is subject to a blackout period that is currently in effect until we release our first quarter results. As part of our balanced capital allocation plan, we are presently inclined to preserve capital until the full economic effects of the virus outbreak are better understood.

2020 Guidance

•
Due to the rapidly evolving environment and continued uncertainties from the impact of COVID-19, we are withdrawing the financial guidance that we provided on February 20, 2020. The Company will provide an update on its business on LKQ’s first quarter 2020 earnings call tentatively scheduled for April 30, 2020.

Forward Looking Statements

Statements and information in this Current Report on Form 8-K that are not historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are made pursuant to the “safe harbor” provisions of such Act.

Forward-looking statements include, but are not limited to, statements regarding our outlook, guidance, expectations, beliefs, hopes, intentions and strategies. These statements are subject to a number of risks, uncertainties, assumptions and other factors including those identified below.  All forward-looking statements are based on information available to us at the time the statements are made. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

You should not place undue reliance on our forward-looking statements. Actual events or results may differ materially from those expressed or implied in the forward-looking statements. The risks, uncertainties, assumptions and other factors that could cause actual events or results to differ from the events or results predicted or implied by our forward-looking statements include, among others, the extent and duration of the disruption to business activities caused by global health crisis associated with the COVID-19 outbreak, including the effects on vehicle miles driven, on the financial health of our business partners, on supply chains, and on financial and capital markets, and the other factors discussed in our filings with the SEC, including those disclosed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2019. Our SEC filings are available on our investor relations website at lkqcorp.com and on the SEC website at sec.gov.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 26, 2020

LKQ CORPORATION

By:	/s/ Varun Laroyia
Varun Laroyia
Executive Vice President and Chief Financial Officer